VONTOBEL Annual Report to Shareholders 2000



                           Vontobel U. S. Equity Fund


                              Vontobel Funds, Inc.

VONTOBEL U.S. EQUITY FUND
ANNUAL REPORT 2000

Dear Shareholder:

For growth investors that had become accustomed to double-digit returns over the last five years, 2000 is probably a year they would rather forget. In contrast to 1999, when many value investors found themselves dabbling in high-growth stocks, late 2000 witnessed the opposite phenomenon of growth funds buying into the traditional value domain. After a record-setting performance in 1999 in excess of 85%, the Nasdaq gave up 39.3%, while the S&P 500 Index retreated by 9.1%. The stalwarts in the Dow Jones Industrial Average fared better but the index still posted a 4.7% loss. Partly, the indices' losses can be attributed to decelerating and, in some cases, negative growth in companies in the computer systems and office equipment sectors. Mostly, however, they reflected an ongoing correction in bloated valuations, exacerbated by a spate of earnings warnings in the third and fourth quarters.

Vontobel U.S. Equity Fund outperformed the S&P 500 Index during the first half, gaining 2.2% vs. the benchmark, which posted a 0.4% loss. Despite a slight underweight in technology, the fund joined the index in negative territory in the third quarter as earnings warnings from high-profile tech companies like Intel and Apple shook investor confidence. During a volatile fourth quarter in which the S&P 500 lost 7.8% and the Nasdaq sank 32.7%, Vontobel U.S. Equity Fund regained ground and produced a positive return of 0.3%. Some of the fund's best-performing stocks during the quarter were Fannie Mae, Freddie Mac, Merck, Procter & Gamble and Wrigley. While this modest gain was not enough to push it into positive territory for the full year, the fund's loss of 1.3% for 2000 compares favorably with the 9.1% decline in the S&P 500.

The fund's relative outperformance was largely due to its overweight positions in diversified financials and energy. These were among the top five best-performing sectors in 2000, up 24% and 12% respectively. The fund also benefited from its underweight in technology, a sector that lost 40% for the year.

During the fourth quarter we sold several companies that appeared to be headed for slower or flat growth, particularly in the retail, computer systems, semiconductor and software sectors. Among the liquidated positions were Bed Bath & Beyond, Ethan Allen, Dell, Hewlett Packard and Adobe Systems. We shifted assets into consumer nondurables with attractive valuations and accelerating earnings growth, like Colgate-Palmolive, Bristol-Myers and Walgreen. We also boosted our weighting in energy by adding Duke and Calpine, which were trading at price to earnings multiples that were substantially lower than their earnings growth rates.

Collapsing valuations in the technology sector allowed us to reduce our underweight in technology, notably by purchasing EMC and buying back into Cisco and Sun Microsystems at attractive prices. Overall, the fund is trading at a price to earnings multiple of 18X vs. a 26X multiple for the S&P 500.

Fabrizio Pierallini
Fund Manager
January 29, 2001

                               Top Holdings Report
                            Vontobel U.S. Equity Fund
                                   12/31/00
Security                                                         Weight
Freddie Mac               Diversified Financial Services           4.6%
Knight-Ridder             Media                                    4.3%
Fannie Mae                Diversified Financial Services           4.3%
Emerson Electric          Electronic Components/Equipment          4.2%
Merck & Co.               Pharmaceuticals                          4.2%
Johnson & Johnson         Health Care Products                     3.8%
Gannett                   Publishing/Printing                      3.7%
Exxon Mobil               Oil & Gas Producers                      3.7%
McDonald's                Retail                                   3.7%
Citigroup                 Diversified Financial Services           3.5%

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL U. S. EQUITY FUND (FORMERLY VONTOBEL EMERGING
MARKETS EQUITY FUND) VS. MSCI EMF* AND S&P 500 **





[Start graph]



--------------------------------------------------------------------------------
   DATE          Vontobel U. S. Equity          MSCI EMF             S&P 500
                 (formerly Vontobel Emerging
                  Markets Equity Fund)

  9/1/97              $ 10,000                  $ 10,000              $10,000
12/31/97              $  9,420                  $  8,430              $10,521
12/31/98              $  7,340                  $  6,110              $13,528
12/31/99              $  9,690                  $ 10,002              $16,375
12/31/00              $  9,560                                        $14,715


{End graph]

Past Performance is not predictive of future performance.

* Morgan Stanley Capital International Emerging Markets Free Index. Index returns include dividends and are expressed in US $.

** The Standard & Poor's 500 Index (the "S&P 500") is an unmanaged index of 500 stocks of a representative sampling of leading U. S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in US $. As of December 27, 1999 the Fund's investment strategy for achieving its objective of long-term capital appreciation became to invest in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the Untied States. Formerly, as Vontobel Emerging Markets Equity Fund, the Fund invested in equity securities of issuers in developing countries around the world. Effective PY 2000 the Fund began to compare itself against the S&P 500.

(The comparative index is not adjusted to reflect expensed that the SEC requires to be reflected in the fund's performance.)


--------------------------------------------------------------------------------

       Average Annual Total Returns for Periods ended December 31, 2000

       1 Year            3 Years        Since inception 09/01/97
       (1.34%)            .49%                    (1.34%)

Performance figures assume the reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

Vontobel US Equity Fund

              SCHEDULE OF PORTFOLIO
                   INVESTMENTS
                December 31, 2000

Number                                                                Market
of
Shares    Security Description                                        Value

          Common Stocks:                         127.63%

          Advertising:                             2.54%
  2,055   The Interpublic Group of Cos., Inc.                       $   87,466
                                                                    ----------

          Aerospace/Defense:                       1.81%
    800   General Dynamics Corp.                                        62,400
                                                                    ----------

          Banks:                                   5.88%
    740   Comerica, Inc.                                                43,938
    380   State Street Corp.                                            47,200
  2,000   Wells Fargo & Company                                        111,375
                                                                    ----------
                                                                       202,513
                                                                    ----------

          Beverages:                               3.76%
    800   The Coca-Cola Co.                                             48,750
  1,630   PepsiCo, Inc.                                                 80,787
                                                                    ----------
                                                                       129,537
                                                                    ----------

          Commercial Services:                     2.25%
  1,790   Ecolab Inc.                                                   77,306
                                                                    ----------

          Computers:                               3.52%
    655   EMC Corp *                                                    43,555
    640   International Business  s Corp.                               54,400
    830   Sun Microsystems, Inc.*                                       23,137
                                                                    ----------
                                                                       121,092
                                                                    ----------

          Cosmetics & Personal Care:               6.14%
    970   Colgate-Palmolive Co.                                         62,613
  1,990   The Gillette Co.                                              71,889
    980   The Proctor & Gamble                                          76,869
                                                                    ----------
                                                                       211,371
                                                                    ----------

          Diversified Financial                   16.36%
          Services:
  1,000   Alliance Capital Management Holding L.P.                      50,625
    850   American Express Co.                                          46,697
  1,390   The Charles Schwab Corp.                                      39,441
  2,376   Citigroup, Inc.                                              121,325
  1,710   Fannie Mae                                                   148,342
  2,280   Freddie Mac                                                  157,036
                                                                    ----------
                                                                       563,466
                                                                    ----------

          Diversified Manufacturing:               1.85%
  1,330   General Electric Co.                                          63,757
                                                                    ----------

          Electric:                                4.58%
  1,170   Calpine Corp.*                                                52,723
    590   Duke Energy Corp.                                             50,298
    760   FPL Group, Inc.                                               54,530
                                                                    ----------
                                                                       157,551
                                                                    ----------

          Electronic Components & Equipment        4.23%
  1,850   Emerson Electric Co.                                         145,803
                                                                    ----------

          Food:                                    1.67%
    600   Wm. Wrigley Jr. Co.                                           57,487
                                                                    ----------
          Health Care Products:                    6.73%
    850   Guidant Corp.*                                                45,847
  1,270   Johnson & Johnson                                            133,429
    870   Medtronic, Inc.                                               52,526
                                                                   -----------
                                                                       231,802
                                                                    ----------

          Insurance:                               4.44%
  1,095   American International Group, Inc.                           107,926
    385   Marsh & McLennan Cos, Inc.                                    45,045
                                                                    ----------
                                                                       152,971
                                                                    ----------

          Iron/Steel:                              2.25%
  1,950   Nucor Corp.                                                   77,391
                                                                    ----------

          Leisure Time:                            1.15%
  1,000   Harley-Davidson, Inc.                                         39,750
                                                                    ----------

          Media:                                   8.08%
  2,050   Gannett Co., Inc.                                            129,278
  2,620   Knight-Ridder, Inc.                                          149,013
                                                                    ----------
                                                                       278,291
                                                                    ----------

          Oil & Gas Producers:                     8.26%
  1,480   Exxon Mobil Corp.                                            128,668
    540   Schlumberger Ltd.                                             43,166
  1,810   Texaco,  Inc.                                                112,446
                                                                    ----------
                                                                       284,280
                                                                    ----------

          Pharmaceuticals:                        11.40%
    700   American Home Products Corp.                                  44,485
    760   Bristol-Myers Squibb Co.                                      56,192
    580   Eli Lilly & Co.                                               53,976
  1,480   Merck & Co., Inc.                                            138,565
  2,160   Pfizer, Inc.                                                  99,360
                                                                    ----------
                                                                       392,578
                                                                    ----------

          Pipeline:                                1.50%
          Enron Corp.                                                   51,538
                                                                    ----------

          Retail:                                  9.62%
  1,730   The Home Depot, Inc.                                          79,039
  3,730   McDonald's Corp.                                             126,820
  1,440   Wal-Mart Stores, Inc.                                         76,500
  1,170   Walgreen Co.                                                  48,921
                                                                    ----------
                                                                       331,280
                                                                    ----------

          Semiconductors:                          3.72%
    760   Applied Materials, Inc.*                                      29,022
  1,390   Dallas Semiconductor Corp.                                    35,619
  2,100   Intel Corp.                                                   63,525
                                                                    ----------
                                                                       128,166
                                                                    ----------

          Software:                                5.57%
  1,095   Automatic Data Processing,                                    69,327
  1,370   Microsoft Corp.*                                              59,424
  2,170   Oracle Systems Corp.*                                         63,066
                                                                    ----------
                                                                       191,817
                                                                    ----------

          Telecommunications:                     10.32%
    850   BellSouth Corp.                                               34,797
    970   Cisco Systems, Inc.*                                          37,102
    640   Corning Incorporated                                          33,800
  1,740   Motorola, Inc.                                                35,235
    960   Nortel Networks Corporation                                   30,780
  1,660   SBC Communications, Inc.                                      79,265
  1,020   Tellabs, Inc.*                                                57,630
    930   Verizon Communications, Inc.                                  46,616
                                                                    ----------
                                                                       355,225
                                                                    ----------

          Total Investments:
          (Cost: $4,246,063)**                         127.63%      $4,394,838
          Other assets, net                            (27.63%)       (951,541)
                                                      ---------    -----------
          Net Assets                                   100.00%      $3,443,297
                                                      =========    ===========


*  Non-income producing
** Cost for Federal income tax purposes is $4,246,063 and net unrealized appreciation consists of:

          Gross unrealized appreciation                $474,775
          Gross unrealized depreciation                (326,000)
                                                       --------
          Net unrealized appreciation                  $148,775
                                                       ========


See Notes to Financial Statements

VONTOBEL U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


Assets
 Investments at value (identified cost of $4,246,063                $4,394,838
 (Notes 1 & 3)

     Receivables:
       Capital stock sold                       $  100
       Dividends                                 5,066
                                                ------
                                                                         5,166

     Deferred organizational costs                                      22,918
                                                                    ----------
Total Assets                                                         4,422,922
                                                                    ----------

Liabilities
Cash Overdraft                                                         858,680
  Payables:
     Investment management fee                                         105,458
  Accrued expenses                                                      15,487
                                                                    ----------
Total Liabilities                                                      979,625
                                                                    ----------
Net Assets                                                          $3,443,297
                                                                    ==========

Net Asset Value, Offering and Redemption Price Per Share
($3,443,297 / 360,322 shares outstanding)                                $9.56
                                                                    ==========


At  December  31,  2000 there  were  50,000,000
shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $4,067,144
  Net unrealized appreciation on investments                           148,775
  Accumulated net realized loss on investment                         (772,622)
                                                                    ----------
Net Assets                                                          $3,443,297
                                                                    ==========



See Notes to Financial Statements

VONTOBEL U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2000

Investment Income
Income:
 Dividends (Net of foreign tax withheld of $103)                       $149,929
                                                                     ----------

Expenses:
 Investment management fees (Note 2)                    $134,390
 Recordkeeping and administrative services (Note 2)       26,878
 Custodian and accounting fees                            23,085
 Transfer agent fees (Note 2)                             11,864
 Shareholder servicing and reports (Note 2)                6,216
 Filing and registration fees                             16,062
 Organizational costs                                     14,099
 Legal and audit fees                                      9,668
 Other                                                    37,523
                                                       ---------

 Total expenses                                                         279,785
 Management fee waiver and reimbursed expense (Note 2)                  (44,747)
                                                                    -----------
 Expenses, net                                                          235,038
                                                                    -----------
 Net investment loss                                                    (85,109)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS

  Net realized loss on investments                                     (219,533)
  Net change in unrealized appreciation on investments                  100,129
                                                                    -----------
  Net loss on investments                                              (119,404)
                                                                    -----------
  Net decrease in net assets resulting from operations                ($204,513)
                                                                    ===========


See Notes to Financial Statements

VONTOBEL U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                              Years ended  December 31,
                                         ----------------------------------
                                                2000             1999(1)
                                           ----------------      -------

OPERATIONS
 Net investment loss                           $  (85,109)      $ (28,098)
 Net realized gain (loss) on investments         (219,533)        166,025
 Net change in unrealized appreciation/
 depreciation of investments                      100,129         295,265
                                               -----------     ----------
 Net increase (decrease) in net assets
 from operations                                 (204,513)        433,192


CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
 resulting from capital share transactions*    (7,298,426)      8,902,313
                                                ---------     -----------
 Net increase (decrease) in net assets         (7,502,939)      9,335,505
 Net assets at beginning of year               10,946,236       1,610,731
                                               ----------     -----------
NET ASSETS at end of year                      $3,443,297     $10,946,236
                                               ==========     ===========

*A summary of capital share transactions follows:


                                         Years ended December 31,
                              ------------------------------------------------
                                      2000                      1999
                              ------------------------------------------------
                               Shares       Value         Shares       Value
                              --------    --------      ---------   ---------

Shares sold                    765,049   $ 7,383,138    1,033,591   $ 9,938,583
Shares redeemed             (1,534,423)  (14,681,564)    (124,308)   (1,036,270)
                            ----------   -----------    ---------   -----------
Net increase (decrease)       (769,374)  $ 7,298,426)     909,283   $ 8,902,313
                            ==========   ===========    =========   ===========

(1) Fund was known as Vontobel Emerging Markets Equity Fund until December 27, 1999 which invested in equity securities of issuers in developing countries around the world

See Notes to Financial Statements

VONTOBEL U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD




                                                                                         September 1 *
                                                 Years ended December 31,                      to
                                              2000      1999(2)       1998(2)        December 31, 1997(2)
                                            ---------   --------      ------         -----------------

Per Share Operating Performance
Net asset value, beginning of period       $ 9.69        $  7.31        $ 9.42               $  10.00
                                           ------        -------        ------               --------

Income from investment operations
   Net investment loss                      (0.06)(1)      (0.02)         -                     (0.04)
   Net realized and unrealized gain/loss)
   on investments                           (0.07)          2.40         (2.11)                 (0.54)
                                            -----        -------        ------               --------

Total from investment operations            (0.13)          2.38         (2.11)                 (0.58)
                                            -----        -------        ------               --------

Net asset value, end of period             $ 9.56        $  9.69        $ 7.31               $   9.42
                                            =====        =======        ======               ========


Total Return                                (1.34%)        32.56%      (22.40%)                (5.80%)

Ratios/Supplemental Data
Net assets, end of period (000's)          $3,443        $10,946        $1,611               $ 3,601
Ratio to average net assets- (A)
  Expenses (B)                               2.00%          3.05%         2.38%                 2.41%**
  Expenses-net (C)                           1.75%          3.02%         2.07%                 2.20%**
  Net investment loss                       (0.63%)        (1.68%)       (0.02%)               (1.42%)**
Portfolio turnover rate                    137.69%        128.26%       130.59%                16.36%

*   Commencement of operations
**  Annualized

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by .33%, 5.64%, 3.75% and 1.25%, in 2000, 1999, 1998 and 1997, respectively.
(B) Expense ratio has beenincreased to include additional custodian fees which were offset by custodian fee credits. (C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(1) Based on average shares outstanding
(2) Fund was known as  Vontobel  Emerging  Markets Equity Fund until
    December 27, 1999 which invested in equity securities of issuers in developing countries around the world.

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Notes to the Financial Statements
December 31, 2000
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel U.S. Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund commenced operations in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the United States.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $772,622,of which $553,089 expires in 2006 and $219,533 expires in 2008.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

E. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.


F. Use of Estimates. In preparing financial statements in conformity with accounting principles, generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.



NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $500 million of average daily net assets, 0.875% on the next $500 million, and 0.75% on average daily net assets over $1 billion. VUSA will waive its advisory fee or reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expense to 1.75% of average daily net assets. In the interest of limiting expenses of the Fund, VUSA has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement VUSA has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.75% of average daily net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $33,596, for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $14,792, for its services for the year ended December 31, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $13,644, for the year ended December 31, 2000, representing .10% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS-Purchases and sells of securities other than short-term notes aggregated $17,435,517 and $22,349,654, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Equity Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period September 1, 1997 to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18,2001

Vontobel Fund Distributors
A division of First Dominion Capital Corp.
Member firm NASD
1500 Forest Avenue, Suite 223
Richmond, VA  23229
Telephone (800) 527-9500